UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.   )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

EQ ADVISORS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on November 28, 2011.

EQ ADVISORS TRUST

Meeting information

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Date: November 28, 2011 Time: 2:00 PM

Location: EQ Advisors Trust

1290 Avenue of the Americas

New York, New York 10104

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You are receiving this communication because you hold shares in the above named fund.

PROXY TABULATOR

P.O. Box 9112

FARMINGDALE, NY 11735

[NAME]

[ADDRESS]

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials which contain important information and are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

PROXY STATEMENT PROXY OR VOTING INSTRUCTION CARD

How to View Online:

Have the information that is printed in the box marked by the arrow ? XXXX XXXX XXXX (located on the following page) and visit www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE I -800-579-1639

3) BY E-MAIL: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ? XXXX XXXX XXXX (located on the following page) in the subject line.

Please make the request as instructed above on or before November 18, 2011 to facilitate timely delivery.

—How To Vote—

Please Choose One of the Following Voting Methods

Vote In Person: You are welcome to attend the meeting and vote the shares in person. Please see the information in this notice regarding the date, time and place of the meeting. You will be provided with a proxy or voting instruction card at the meeting.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ? XXXX XXXX XXXX available and follow the instructions.

[NAME OF PORTFOLIO]

EQ ADVISORS TRUST’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSALS.

1.	To elect the Board of Trustees.

Nominees:

01) Theodossios Athanassiades 06) Christopher P. A. Komisarjevsky

02) Jettie M. Edwards 07) Harvey Rosenthal

03) David W. Fox 08) Gary S. Schpero

04) Steven M. Joenk 09) Kenneth L Walker

05) William M. Kearns, Jr. 10) Caroline L. Williams

2.	To approve a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the Class IA shares of the portfolio.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.